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                                 EXHIBIT 23.1


                  Consent of Independent Public Accountants


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated July 31, 1997 included (or incorporated by reference) in the STRATTEC SECURITY CORPORATION Form 10-K for the year ended June 29, 1997, and to all references to our firm included in this Registration Statement.


                                           ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin                       /s/ Arthur Andersen LLP
January 29, 1998





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